UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 12, 2007 (March 8, 2007)
Date of Report (Date of Earliest Event Reported)

SCORE ONE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-26717	88-0409164
(State incorporation)	(Commission file Number)	(IRS Employer Identification No.)

Suites 2203-06, Level 22, Office Tower, Langham Place, 8 Argyle Street, Mongkok, Kowloon, Hong Kong
(Address of principal executive offices, including zip code)

+852 3105 5063
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SCORE ONE, INC.

Section 8. Other Events

Item 8.01 Other Events

Pursuant to an oral notice received from the Over- the-Counter Bulletin Board, the Common Stock of the Registrant has been re-listed on the Over-the-Counter Bulletin Board under the symbol: SREA.OB effective as of March 8, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Score One, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCORE ONE, INC.

Dated: March 12, 2007	By:	/s/ Lai Ming Lau
Name: Lai Ming Lau Title: Director and CFO